SCHEDULE 14A
              Information Required in Proxy Statement
                          (Rule 14a-101)
                     SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934
                        (Amendment No.   )

Filed by the Registrant                                  / X /
Filed by a Party other than the Registrant               /   /
Check the appropriate box:
/ /   Preliminary Proxy Statement (Revised)
/ /   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
/ /   Definitive Proxy Statement
/x/   Definitive Additional Materials
/ /   Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                OPPENHEIMER TOTAL RETURN FUND, INC.
-----------------------------------------------------------------
         (Name of Registrant as Specified in its Charter)

                      KATHERINE P. FELD, ESQ.
-----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
/ /   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
      14a-6(i)(2) or Item 22(a)(2) or Schedule 14A.
/ /   $500 per each party to the controversy pursuant to Exchange
      Act Rule 14a-6(i)(3).
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
-----------------------------------------------------------------
(1)   Title of each class of securities to which transaction
applies:
-----------------------------------------------------------------
(2)   Aggregate   number  of   securities   to  which   transaction
applies:
-----------------------------------------------------------------
(3)   Per unit price or other underlying value of transaction
computed  pursuant  to  Exchange  Act  Rule  0-11  (Set  forth  the amount on which the filing fee is calculated and state how it was determined):
-----------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:
-----------------------------------------------------------------
(5)   Total fee paid:
-----------------------------------------------------------------
/X/   Fee paid previously with preliminary materials.
/ /   Check box if any part of the fee is offset as provided by
Exchange  Act Rule  0-11(a)(2)  and  identify  the filing for which
the offsetting   fee  was  paid   previously.   Identify  the  previous
filing by  registration  statement  number,  or the Form or  Schedule  and the date of its filing.
(1)  Amount Previously Paid: $125
-----------------------------------------------------------------
(2)   Form, Schedule or Registration Statement No.: Schedule 14A
-----------------------------------------------------------------
(3)   Filing Party: Katherine P. Feld. Esq.
-----------------------------------------------------------------
(4)   Date Filed: 4/21/97

PLEASE RETURN YOUR BALLOT TODAY

      Our records indicate that you have not yet voted by returning the proxy ballot mailed to you recently. Because we have not received sufficient votes to meet quorum, the shareholder meeting originally scheduled for June 25, 1997 has been postponed

           We urge you to take a moment to cast your vote now. To do this, please mark, sign and date the enclosed proxy ballot and return it in the accompanying postage-paid envelope. Mailing ballots again can be expensive for your Fund, so please help us avoid any additional costs by returning your proxy ballot today.

           If you have any questions, please don't hesitate to call us at 1-800-525-7048.


[logo]  OppenheimerFunds
         The Right Way to Invest